UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): July 22, 2016

OCEAN POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1590 Reed Road Pennington, NJ	08534

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 730-0400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Form 8-K/A”) is being filed by Ocean Power Technologies, Inc. (the “Company”) to amend the Current Report on Form 8-K filed by the Company on July 22, 2016 (the “Original Form 8-K”) solely to amend Item 9.01(d) of the Original Form 8-K to file a revised form of warrant filed as Exhibit 4.1 to the Original Form 8-K. The revised form of warrant is being filed solely to correct a typographical error on the first page of the form of warrant filed with the Original Form 8-K, which, as revised herein, shows the correct initial exercise date of the warrant as “July __, 2016.” There are no other changes to the Original Form 8-K and, except as expressly set forth herein, this Form 8-K/A does not modify or update any disclosures in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.		Description
1.1	*	Form of Placement Agency Agreement, dated July 22, 2016, between the Company and the Placement Agent
4.1		Form of Warrant
5.1	*	Opinion of Cozen O’Connor P.C.
10.1	*	Form of Subscription Agreement, dated July 22, 2016, between the Company and the Purchasers thereto.
99.1	*	Press Release of Ocean Power Technologies, Inc. dated July 22, 2016.

* previously filed or furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.

Date: July 22, 2016	By:	/s/ Mark A. Featherstone
Mark A. Featherstone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
1.1	*	Form of Placement Agency Agreement, dated July 22, 2016, between the Company and the Placement Agent
4.1		Form of Warrant
5.1	*	Opinion of Cozen O’Connor P.C.
10.1	*	Form of Subscription Agreement, dated July 22, 2016, between the Company and the Purchasers thereto.
99.1	*	Press Release of Ocean Power Technologies, Inc. dated July 22, 2016.

* previously filed or furnished